SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                              NORTHWEST GOLD, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter}

                   ------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[    ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1)m 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5) Total fee paid:

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[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid:
                                ------------------------------------------------
     2) Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3) Filing Party:
                      ----------------------------------------------------------
     4) Date Filed:
                    ------------------------------------------------------------

                              NORTHWEST GOLD, INC.
                             (a Wyoming corporation)

         --------------------------------------------------------------


                      Notice of Special Shareholder Meeting

                                       and

                                 Proxy Statement


         --------------------------------------------------------------

                                    CONTENTS


Letter from the Chairman.....................................................-i-
Notice of Special Shareholder Meeting.......................................-ii-
Proxy Statement................................................................1
     General...................................................................1
     Voting Rights.............................................................1
     Principal Shareholders....................................................2
     *Proposal No. 1 - Reincorporation of Company from Wyoming to Nevada.......3
     *Proposal No. 2 - Amend Articles of Incorporation to Change Name..........9
     *Proposal No. 3 - Ratification and Adoption of 2003 Stock Option Plan.....9
     Other Matters............................................................11
------------------------
*  To be voted on at meeting

         --------------------------------------------------------------


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY FORM

         --------------------------------------------------------------

                              NORTHWEST GOLD, INC.
                              590 West Central Ave.
                                     Suite E
                                 Brea, CA 92821



                                             , 2003
                               -------------


Dear Shareholder,

     You are invited to attend the special meeting  of shareholders of Northwest
Gold, Inc., to be held on                       ,                         , 2003
                          ---------------------  -------------------------
in Brea, California.

     The Special Meeting will begin with a discussion and voting of the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and on other business matters properly brought before the meeting.

     Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

                               Cordially,



                               David Ahn
                               Chief Executive Officer and Chairman of the Board

                              NORTHWEST GOLD, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD            , 2003
                                      ----------

To the Shareholders of
NORTHWEST GOLD, INC.:

     Please take notice that a Special Meeting of Shareholders of Northwest Gold, Inc. will be held at the principal offices of the Company, 590 West
Central Ave., Suite E, Brea, CA 92821, on               ,                 , 2003
                                          --------------  ----------------
at 11:00 A.M. to consider and vote on the following matters:

     1. To consider and act upon a proposal to ratify and approve an Agreement and Plan of Merger providing for the merger of the Company with Pogo! Products Ltd., a Nevada corporation which is a wholly owned subsidiary of the Company, the terms of which are more fully described in the accompanying Proxy Statement;

     2. To consider and act upon a proposal to approve an amendment to the Articles of Incorporation, changing the name of the Company from Northwest Gold, Inc. to Pogo! Products Ltd.;

     3.   To consider and ratify the Company's 2003 Stock Option Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     August 5, 2003, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

     All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                 By Order of the Board of Directors


                                     David Ahn, Chief Executive Officer

Dated:                      , 2003
       ---------------------

                Please date and sign the accompanying Proxy Card
                 and mail it promptly in the enclosed envelope.

                    PRELIMINARY COPY - FOR THE INFORMATION OF
                  THE SECURITIES AND EXCHANGE COMMISSION ONLY.


                              NORTHWEST GOLD, INC.
                              590 West Central Ave.
                                     Suite E
                                 Brea, CA 92821

                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held        , 2003
                                        -------

     This Proxy Statement is furnished to Shareholders in connection with the proposals to approve an Agreement and Plan of Merger with one of the Company's wholly owned subsidiaries, Pogo! Products Ltd.; to effectuate a change in the Company's domicile; to amend the Company's new Articles of Incorporation to change the name of the Company to "Pogo! Products Ltd."; and to ratify the adoption of the Company's 2003 Stock Option Plan.

                                     GENERAL

     This Proxy Statement is being mailed to Shareholders on or about          ,
                                                                      ---------
2003, and is furnished in connection with the solicitation by the Board of Directors of Northwest Gold, Inc., (the "Company") of proxies in the enclosed form to be used at the Special Meeting of Shareholders of the Company, to be
held             , 2003 and any adjournment or adjournments thereof.
     -----------

     The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Board of Directors of the Company. Any proxy given pursuant to this solicitation is revocable at any time prior to the exercise thereof by filing with the Secretary of the Company written notice revoking it or a duly executed proxy bearing a later date and the person executing the same, if in attendance at the meeting, may vote in person instead of by proxy. When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented thereby will be voted as indicated therein and in this Proxy Statement, and where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the specifications so made. Other than dissemination of the materials included herein, no additional solicitation of proxies will be undertaken by the Company. The cost of preparing, assembling and mailing the material submitted herewith will be paid from the funds of the Company.

     Matters to be considered and acted upon at the meeting are set forth in the Notice of Special Meeting accompanying this Proxy Statement and are more fully outlined herein.

                                  VOTING RIGHTS

     Shareholders of record at the close of business on August 5, 2003 are entitled to vote at this meeting. On that date, the Company had issued and outstanding 16,000,000 shares of its Common

Stock, no par value per share. There were no other voting securities issued or outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Holders of the issued and outstanding Common Shares are entitled to one vote for each share held by them.

                             PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the holders which are known by the Company to own beneficially more than 5% of any class of its voting shares as of June 18, 2003, the record date:


     Name and Address            Amount and Nature of
   of Beneficial Owner           Beneficial Ownership           Percent of Class
   -------------------           --------------------           ----------------

David Ahn(1)                        7,102,280 Shares                  44.4%
590 West Central Avenue
Suite E
Brea, California  92821

Jim LaVoie(1)                         330,050 Shares                   2.1%
590 West Central Avenue
Suite E
Brea, California  92821

Andrew Park(1)                        241,500 Shares                   1.5%
590 West Central Avenue
Suite E
Brea, California  92821

Nextway Co., Ltd.                   1,225,800 Shares                   7.7%
736-40 Next Building
Yeoksam-dong, Kangnam-ku
Seoul, Korea

All Officers and Directors          7,673,830 Shares                  48.0%
as a Group (3 Persons)

(1) Officer and director of the Company

     Each of the above shareholders has indicated that they intend to vote in favor of all of the Proposals submitted herein. Therefore, approval of the three Proposals included herein is assured.

                    PROPOSAL 1: AGREEMENT AND PLAN OF MERGER

     We propose to change our state of incorporation from Wyoming to Nevada (the "Reincorporation"). For the reasons set forth below, the Board of Directors believe that our best interest and our shareholders will be served by the Reincorporation. Such Reincorporation will be accomplished by merging our Company with and into our recently formed wholly owned Nevada subsidiary, Pogo! Products Ltd.("Pogo"). None of the proposals included in this Proxy Statement give our shareholders dissenters' or appraisal rights under Wyoming law.

     We have no operations in Wyoming. Our Board of Directors believe that a change in our state of incorporation from Wyoming to Nevada will provide significant cost savings to us in the future, in the event shareholder approval is required for any future situations. Under the laws of Nevada, holders of a majority of the issued and outstanding voting securities of a corporation may undertake shareholder approval by majority consent. This provision is not available in Wyoming.

     In  addition  to the  proposed  cost  savings,  we believe  that the Nevada
Revised Statutes ("NRS") will meet our business needs. The NRS is a modern and flexible code. For the most part, such code provides virtually the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the Wyoming Business Corporation Act ("WBCA"). The transaction will not result in any change in our current business, management, location of our principal executive offices, assets, liabilities or net worth.

     To effect our Reincorporation in Nevada, we will be merged with and into a wholly owned subsidiary incorporated in Nevada pursuant to a Plan and Agreement of Merger by and between the Company and such subsidiary (the "Agreement"). The Nevada subsidiary, named "Pogo! Products Ltd.," a Nevada corporation ("Pogo") will be the surviving corporation. Pogo has been incorporated under the NRS for the sole purpose of merging with us. It has no material assets and/or liabilities and has not have been engaged in any business prior to the merger. Following the merger, Pogo will conduct the business of the Company as a Nevada corporation under the name Pogo! Products Ltd. and will assume all of our assets and liabilities including contractual obligations and obligations under our outstanding indebtedness. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

     Upon consummation of the Reincorporation, each outstanding share of our Common Stock will automatically be converted into one fully paid and nonassessable share of outstanding Common Stock of Pogo. Outstanding options and warrants to purchase or otherwise acquire shares of our Common Stock will be converted into options to purchase or otherwise acquire the same number of shares of Common Stock of Pogo at the same exercise price per share and upon the same terms and conditions as presently set forth in each such option or warrant. We do not intend to issue new stock certificates to stockholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of our Common Stock immediately prior to the effective date of the merger will evidence ownership of the shares of Common Stock of Pogo after the effective date of the merger. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of Pogo. Our outstanding stock certificates should not be destroyed or sent to us. We anticipate that delivery of existing certificates of Common Stock will constitute "good delivery" of shares of Common Stock of Pogo in transactions on the Over-the- Counter Bulletin Board ("OTCBB") where our Common Stock is currently listed for trading.

     Other than revisions to statutory references necessary to conform with the NRS and as otherwise described herein, Pogo's Articles of Incorporation and Bylaws are substantially similar to our current Certificate of Incorporation, as amended, and Bylaws, with the exception that the Pogo Articles of Incorporation provide for the authorization of 50,000,000 shares of Preferred Stock. Our current Certificate of Incorporation, as amended, does not authorize any Preferred Shares. While we have no intention of issuing any shares of Preferred Stock following the Merger, we believe it to be in our best interests to have such Preferred Shares authorized in the event circumstances arise in the future which require the issuance of the same, provided that such issuance is in the best interests of our Company and our shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" FOR PROPOSAL TO APPROVE THE PLAN AND AGREEMENT OF MERGER.

     Approval of the Agreement and the transactions contemplated thereby will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting in person or by proxy. The proxies solicited hereby will be voted for approval of the Agreement unless the shareholder specifies otherwise. Because the Company's present officers, directors and principal shareholder hold, in the aggregate, over 50% of the Company's voting securities and they each intend to vote in favor of the Proposal, approval of the Proposal is assured.

     A copy of the proposed Plan and Agreement of Merger and Articles of Incorporation of Pogo are attached hereto as Exhibits A and B, respectively.

     PLEASE NOTE: STOCKHOLDERS NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, ANY STOCKHOLDERS DESIRING NEW STOCK CERTIFICATES REPRESENTING COMMON STOCK OF THE SURVIVING CORPORATION MAY SUBMIT THEIR EXISTING STOCK CERTIFICATES TO COMPUTERSHARE TRUST CO., INC., 350 INDIANA ST., SUITE 800, GOLDEN, COLORADO 80401, OUR TRANSFER AGENT, AND OBTAIN NEW CERTIFICATES. THERE WILL BE A CHARGE OF APPROXIMATELY $15.00 PAYABLE BY ANY SHAREHOLDER DESIRING A NEW SHARE CERTIFICATE.

COMPARISON OF THE CORPORATE LAWS OF NEVADA AND WYOMING

     Although it is not practical to compare all of the differences between Wyoming law and our current Certificate of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NRS, the WBCA and the forms of the Articles of Incorporation and Bylaws of the surviving corporation.

Amendments to the Charter Documents of the Corporation

     The charter documents of the Corporation under the WBCA are the Certificate of Incorporation, as amended, and By-laws. Under the WBCA, substantive changes to the Certificate of Incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the Company's Certificate of Incorporation. The types of amendment contemplated in this category include, but are not restricted to, a change of the name of the Corporation, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the By-laws of the Company or adopt new By-laws is vested in the Board of Directors of the Company; however, the shareholders may at any time amend the By-laws.

     Under the NRS, substantive changes to the Articles of Incorporation require a simple majority of the outstanding stock of the Corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the Company, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the by-laws of the Company or adopt new by-laws will be vested in the Board of Directors of the Company.

Rights of Dissent and Appraisal

     The WBCA provides that a shareholder of the Company has the right to dissent in respect of any plan of merger or consolidation involving the Company (except in the event of a merger or consolidation involving a parent and subsidiary), a sale or exchange of all or substantially all of the property and assets of the Company not made in the usual and regular course of its business, and any plan of exchange to which the Company is a party and the entity whose shares are to be acquired. Under those circumstances, shareholders may dissent as to all or any portion of their shares and are entitled to have their shares purchased by the Company at fair value.

     The NRS are much more restrictive in providing a right of dissent and appraisal to shareholders in that it is limited to mergers and consolidations. Furthermore, a shareholder of a widely held class of shares in a corporation governed by the NRS cannot demand statutory appraisal rights if they receive in a merger shares of the surviving corporation which are listed on a National Securities Exchange or which are held of record by more than 2,000 shareholders.

Shareholder's Derivative Action

     The WBCA permits a shareholder to maintain an action in right of the Company without leave of court, provided that the shareholder was a shareholder at the time of the act or omission complained of and fairly and adequately represents the Company in enforcing the rights of the Company.

     The NRS contains no such statutory provisions concerning derivative actions; however, such proceedings are available to shareholders pursuant to common law which has evolved in Nevada.

Indemnification

     Under both the WBCA and the NRS, the Company may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Company, because the person is or was a director, officer, employee or agent of the Company or is or was serving in such capacity in another entity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Company, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

Personal Liability of Directors

     The WBCA provides that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the Company or its shareholders, (iii) for participating in unlawful distributions to shareholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

     The NRS provide that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Nevada Act, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Place of Meetings

     The WBCA provides that meetings of shareholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the by-laws of the Company. In the absence of such provisions in the by-laws, all meetings shall be held at the principal office of the Company in the State of Wyoming.

     The NRS provides meetings of shareholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Cumulative Voting

     The WBCA and the NRS permit a corporation to specify in its articles or certificate of incorporation whether cumulative voting exists. Our current Certificate of Incorporation does not provide for cumulative voting, nor will our new Articles of Incorporation in Nevada provide for the same.

Removal of Directors

     In the case of a corporation whose board is classified, the WBCA provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation's board is not classified and the charter documents do not provide otherwise, the WBCA provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     Under the WBCA, if cumulative voting is allowed and less than the entire Board of Directors is to be removed, no director may be removed. No director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board of Directors, or, if there is more than one class of directors, at an election of the class of directors of which such director is a part.

     Under the NRS, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

Vacancies on the Board

     Under both the WBCA and NRS, unless the articles or certificate of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; or (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Share Dividends

     Both the NRS and the WBCA provide that unless the certificate or articles of incorporation provides otherwise, shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one
(1) or more classes or series. An issuance of shares under this subsection is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the certificate of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or
(iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

Possible Disadvantage of a Change in Domicile

     Despite  the  belief  of  the  Board  of   Directors   that  the   proposed
Reincorporation is in the best interests of both our Company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

Tax Consequences of the Merger

     The merger and resulting reincorporation of the Company from Wyoming to Nevada will constitute a tax-free reorganization within the meaning of Section 368 (a) (1) (F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our Common Stock into the surviving corporation's Common Stock. Each stockholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such stockholder had in our Common Stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's Common Stock were held, provided such corresponding shares of the Company's Common Stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable.

     A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the Pogo Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of Pogo's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held Company Common Stock

     The foregoing is only a summary of the federal income tax consequences and is not tax advice.

     This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the stockholder's individual circumstances.

                 PROPOSAL NUMBER 2: AMENDMENT TO CERTIFICATE OF
                           INCORPORATION - NAME CHANGE

     Pursuant to Article XIII of the Company's Certificate of Incorporation and subject to the affirmative vote of holders holding a majority of the outstanding Common Stock of the Company, the Board of Directors of the Company has approved and hereby submits to the shareholders an amendment to the Company's Certificate of Incorporation, Article I, which states the name of the Company as "Northwest Gold, Inc." This amendment will change the name of the Company to "Pogo! Products Holding, Inc". The reason for this amendment is to maintain continuity of the Company's existing business by changing the Company's name pursuant to the Proposal submitted herein.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, CHANGING THE NAME OF THE COMPANY TO "POGO! PRODUCTS LTD."

     Pursuant to the provisions of the Company's Certificate of Incorporation, approval of the aforesaid Amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting of Shareholders in person or by proxy. Because the Company's officers, directors and principal shareholders own, in the aggregate, over 50% of the Company's voting securities and they each intend to vote in favor of the Proposal, approval of the Proposal is assured.


                  PROPOSAL NUMBER 3: RATIFICATION AND APPROVAL
                            OF 2003 STOCK OPTION PLAN

     Shareholders are being requested to ratify the adoption of the Company's 2003 Stock Option Plan (the "Plan"). The purpose of the Plan is to furnish additional compensation and incentives to the Company's officers, directors, employees and consultants.

     The Plan authorizes the issuance of up to 2,400,000 shares of the Company's common stock to persons that exercise options granted pursuant to the Plan. As of the date of this Proxy Statement, options to purchase an aggregate of 750,000 shares of common stock have been granted by the Company's Board of Directors.

     The Plan was approved by our Board of Directors on July 23, 2003. It provides for the Board of Directors, or a designated committee, to administer the Plan, which provides for the issuance of both incentive and non qualified options. Following is a description of the provisions of the Plan:

     Grants. Grants under the Plan may consist of:

          - options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code

          -    non qualified stock options that are not intended to so qualify

     Eligibility for participation. Grants may be made to employees, officers, directors, advisors and independent contractors of the Company and its subsidiaries, including any non- employee member of the board of directors.

     Options. Incentive stock options may be granted only to officers and directors who are employees. Non qualified stock options may be granted to employees, officers, directors, advisors and independent contractors. The exercise price of Common Stock underlying an option will be determined by the board of directors or compensation committee and may be equal to, greater than, or less than the fair market value but in no event less than 50% of fair market value, provided that:

          - the exercise price of an incentive stock option shall be equal to or greater than the fair market value of a share of Common Stock on the date such incentive stock option is granted

          - the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock must not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant

     The participant may pay the exercise price:

          -    in cash

          - by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price of the grant

          - by such other method as the board of directors or compensation committee shall approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board

     Options vest according to the terms and conditions determined by the board of directors or compensation committee.

     The board of directors or compensation committee will determine the term of each option up to a maximum of ten years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The board of directors or compensation committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

     Report and termination of the plan. The board of directors or compensation committee may amend or terminate the plan at any time, except that it may not make any Report that requires shareholder approval as provided in Rule 16b-3 or Section 162(m) of the Securities Exchange Act of 1934 without shareholder approval. The Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the board of directors or compensation committee.

     Acceleration of rights and options. If our board of directors or shareholders agree to dispose of all or substantially all of our assets or stock, any right or option granted will become immediately and fully exercisable during the period from the date of the agreement to the date the agreement is consummated or, if earlier, the date the right or option is terminated in accordance with the Plan. No option or right will be accelerated if the shareholders immediately before the contemplated transaction will own 50% or more of the total combined voting power of all classes of voting stock of the surviving entity (whether it is us or some other entity) immediately after the transaction.

     A copy of the Plan in its entirety is attached to this Proxy Statement as Exhibit C.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL TO RATIFY THE PLAN.

     Approval of the aforesaid Proposal will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting of Shareholders in person or by proxy. Because the Company's officers, directors and principal shareholders own, in the aggregate, over 50% of the Company's voting securities and they each intend to vote in favor of the Proposal, approval of the Proposal is assured.


                                  OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. However, if any other business is brought before the meeting, the proxies solicited hereby will be voted in the discretion of management.

     Any shareholder proposal which may be properly included in the prosy solicitation material for our Annual Meeting of Shareholders to be held after the Company's fiscal year ending December 31, 2003, should be sent to the Company, Attention: Corporate Secretary, and must be received not later than March 31, 2004.

     The cost of soliciting proxies will be borne by the Company. The Company has not retained any third party to assist in the solicitation of proxies and the Company does not expect to pay any compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries will be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On August 5, 2003, the record date fixed for determination of voting rights, the Company had outstanding 16,000,000 shares of Common Stock, each share having one vote.

     Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Certificate of Incorporation.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     It is important, to secure a quorum, that your stock be represented at this Meeting regardless of the number of shares held by you. Even if you do not expect to be present, please sign, date and return the enclosed proxy promptly.

                               By Order of the Board of Directors,


                                    David Ahn, Chief Executive Officer

Dated:                      , 2003
        --------------------

PROXY                       NORTHWEST GOLD, INC.                           PROXY


     The undersigned hereby appoints David Ahn and Jim La Voie, or either of them, with power of substitution, as proxies to vote the shares of Common Stock of the undersigned in Northwest Gold, Inc. at the Special Meeting of
Shareholders  to be held                , 2003  at 11:00 A.M.  at the  principal
                         ---------------
offices of the Company, 590 West Central Ave., Suite E, Brea, California 92821, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

Indicate your vote by an [X]. The Board of Directors recommends voting FOR all items.

Proposal
--------

1. Ratification of the Agreement and Plan of Merger between the Company and Pogo! Products Ltd.:

                           |_| FOR |_| AGAINST |_| ABSTAIN

2. Amendment to Article I of the Certificate of Incorporation, changing the name of the Company to "Pogo! Products Ltd."

                           |_| FOR |_| AGAINST |_| ABSTAIN

3.   Ratification and approval of the Company's 2003 Stock Option Plan.

                           |_| FOR |_| AGAINST |_| ABSTAIN

           (PLEASE RETURN PROMPTLY IN THE STAMPED, ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

                 , 2003
----------------                       -----------------------------------------
Date                                   Signature

------------------------               -----------------------------------------
No. of Shares                          Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:
(if necessary)                          ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Printed Name

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

    THIS PLAN AND AGREEMENT OF MERGER,  dated                             , 2003
                                             ----------------------------
("Agreement"),   is  entered  into  between  Northwest  Gold,  Inc.,  a  Wyoming corporation ("NW Gold"), and Pogo! Products Ltd., a Nevada corporation ("Pogo).

                                    RECITALS

     A. The respective Boards of Directors of NW Gold and Pogo believe that the best interests of NW Gold and Pogo and their respective stockholders will be served by the merger of Pogo with NW Gold under and pursuant to the provisions of this Agreement and the Wyoming General Corporation Law and the Nevada Business Corporation Act.

     B. NW Gold has an aggregate authorized capital of 200,000,000 shares of Common Stock, no par value per share. On June 18, 2003, there were 16,000,000 shares of Common Stock issued and outstanding.

     C. Pogo has an aggregate authorized capital stock of 200,000,000 shares of Common Stock, no par value per share and 50,000,000 shares of preferred stock, no par value per share ("NW Gold Preferred Stock"). On the date hereof, there are no shares of Pogo Common or Preferred Stock issued or outstanding.

                                    AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. NW Gold shall be merged with and into Pogo (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a Certificate of Merger with the Secretary of State of Wyoming in accordance with Wyoming General Corporation Law and the filing of Articles of Merger with the Secretary of State of Nevada in accordance with the Nevada Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. Pogo shall be the surviving corporation and shall continue to be governed by the laws of the State of Nevada. The separate corporate existence of NW Gold shall cease on the Effective Date.

     4. Articles of Incorporation. The Articles of Incorporation of Pogo as it exists on the Effective Date shall be the Articles of Incorporation of NW Gold following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Nevada.

     5. Bylaws. The Bylaws of Pogo as they exist on the Effective Date shall be the Bylaws of NW Gold following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Nevada.

     6. Board of Directors and Officers. The members of the Board of Directors and the officers of NW Gold immediately prior to the Effective Date shall be the members of the Board of Directors and the officers, respectively, of Pogo following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     7. Conversion of Outstanding NW Gold Stock. Upon the Effective Date, each issued and outstanding share of NW Gold Common Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of Pogo Common Stock, and each certificate representing shares of NW Gold Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Pogo Common Stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of NW Gold Common Stock may, at such shareholder's option, surrender the same to Pogo's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Pogo Common Stock as are represented by the NW Gold certificate(s) surrendered to Pogo's registrar and transfer agent.

     8. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of NW Gold Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Pogo Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of NW Gold Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Pogo Common Stock.

     9. Rights and Liabilities. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Nevada Business Corporation Act and Section 259 of the Wyoming General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of Pogo and NW Gold shall be vested in Pogo without reversion or impairment; Pogo shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of Pogo and NW Gold without reversion or impairment; Pogo shall thenceforth be responsible and liable for all the liabilities and obligations of each of Pogo and NW Gold; any claim existing or action or proceeding pending by or against Pogo or NW Gold may be continued as if the Merger did not occur or Pogo may be substituted for NW Gold in the proceeding; neither the rights of creditors nor any liens upon the property of Pogo or NW Gold shall be impaired by the Merger; and Pogo shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     10. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of Pogo and NW Gold at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

     11. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of Pogo, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     12. Registered Office. The registered office of Pogo in the State of Nevada is located at 1555 E. Flamingo Road, Suite 155, Las Vegas, Nevada 89119. The name of its Resident Agent is CHQ Incorporated at such address.

     13. Inspection of Agreement. Executed copies of this Agreement will be on file at the registered office of Pogo, as well as Pogo's principal place of business at 590 West Central Ave., Suite E, Brea, CA 92821. A copy of this Agreement shall be furnished by Pogo, on request and without cost, to any stockholder of either Pogo or NW Gold.

     14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada.

     15. Service of Process. On and after the Effective Date, Pogo agrees that it may be served with process in Wyoming in any proceeding for enforcement of any obligation of Pogo or NW Gold arising from the Merger.

     16. Designation of Wyoming Secretary of State as Agent for Service of Process. On and after the Effective Date, Pogo irrevocably appoints the Secretary of State of Wyoming as its agent to accept service of process in any suit or other proceeding to enforce the rights of any stockholders of Pogo or NW Gold arising from the Merger. The Wyoming Secretary of State is requested to mail a copy of any such process to Pogo at 590 West Central Ave., Suite E, Brea, CA 92821 Attention: Jim Le Voie, President.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer and attested by its Secretary.


                                        Pogo! Products Ltd.
                                        a Nevada corporation

ATTEST:

                                        By:
-----------------------------------        -------------------------------------
Secretary                               Its: Chief Executive Officer

                                        NORTHWEST GOLD, INC.
                                        a Wyoming corporation


ATTEST:

-----------------------------------     By:
Secretary                                  -------------------------------------
                                        Its: Chief Executive Officer

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION

                                       OF

                               Pogo! Products Ltd.


     The undersigned, being the original incorporator herein named, for the purpose of forming a corporation to do business both within and without the State of Nevada, and in pursuance of the corporation laws of the State of Nevada, being Chapter 78 of the Nevada Revised Statutes, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

     1. The name of the corporation is Pogo! Products Ltd.

     2. Its principal office in the County of Clark, State of Nevada, is located at 1555 E. Flamingo Road, Suite 155, Las Vegas, Nevada 89119. The name of its Resident Agent is CHQ Incorporated.

     3. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

          A. To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

          B. To discount and negotiate promissory notes, drafts, bills of exchange and other evidences of debt, and to collect for others money due them on notes, checks, drafts, bills of exchange, commercial paper or other evidence of indebtedness.

          C. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, or otherwise dispose of, to guarantee, to invest, trade, and deal in and with personal property of every class and description.

          D. To enter into any kind of contract or agreement, cooperative or profit sharing plan with its officers or employees that the corporation may deem fit.

          E. To purchase, lease, or otherwise acquire, in whole or in part, the business, goodwill, rights, franchises and property of every kind, and to undertake the whole or any part of the assets or liabilities, of any person, firm, association, non-profit or profit corporation, or own property necessary or suitable for its purposes, and to pay the same in cash, in the stocks or bonds of the corporation or otherwise, to hold or in any manner dispose of the whole or any part of the business or property so acquired and to exercise all of the powers necessary or incidental to the conduct of such business.

          F. To lend or borrow money and to negotiate and make loans, either on its own account or as agent or broker for others.

          G. To enter into, make, perform and carry out contracts of every kind and for any lawful purpose, without limit as to amount with any person, firm, association, cooperative, profit or non-profit corporation, municipality, state or government or any subdivision, district or department thereof.

          H. To buy, sell, exchange, negotiate, or otherwise deal in, or hypothecate securities, stocks, bonds, debentures, mortgages, notes or other collateral or securities, created or issued by any corporation wherever organized including this corporation, within such limits as may be provided by law, and while owner of any such stocks or other collateral to exercise all rights, powers and privileges of ownership, including the right to vote the same, and to subscribe for stock of any corporation to be organized, other than to promote the organization thereof.

          I. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, license or otherwise dispose of any letters, patents, copyrights, or trademarks of every class and description.

          J. To do any and all other such acts, things, business or businesses in any manner connected with or necessary, incidental, convenient or auxiliary to do any of these objectives hereinbefore enumerated, or calculated, directly or indirectly, to promote the interest of the corporation; and in carrying on its purposes, or for the purpose of obtaining or furthering any of its businesses, to do any and all acts and things, and to exercise any and all other powers which a natural person could do or exercise, and which now or hereafter may be authorized by law, here and in any other part of the world.

          K. The several clauses contained in this statement of powers shall be construed in each of these clauses and shall be in no way limited or restricted by reference to or inference from the terms of any other clauses, but shall be regarded as independent purposes and powers; and no recitation, expression or declaration of specific or special powers or purposes herein enumerated shall be deemed to be exclusive, but is hereby expressly declared that all other lawful powers not inconsistent herewith are hereby included.

     4. The total number of shares of all classes which the corporation shall have authority to issue is 250,000,000 of which 510,000,000 shall be Preferred Shares, no par value per share, and 200,000,000 shall be Common Shares, no par value per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:

          A. Preferred Shares. The corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

                (1) The number of shares to constitute such series, and the distinctive designations thereof;

                (2) The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

                (3) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                (4) The amount payable upon shares in event of involuntary liquidation;

                (5) The amount payable upon shares in event of voluntary liquidation;

                (6)  Sinking   fund   or  other  provisions,  if  any,  for  the
           redemption or purchase of shares;

                (7) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                (8)  Voting powers, if any; and

                (9) Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

          B. Common Shares.

                (1) The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors or the corporation providing for the issuance of one or more series of the Preferred Shares.

                (2) The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

     No holder of shares of the corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares, whether nor or hereafter authorized. All shares are to be non-assessable.

     5. The governing board shall be styled "directors" and the first Board of Directors shall be three (3) in number.

     So long as all of the shares of the corporation are owned beneficially and of record by either one or two shareholders, the number of directors may be less than three, but not less than the number of shareholders. Otherwise, the number of directors shall not be less than three.

     Subject to the foregoing limitations, the number of directors shall not be reduced to less than one, and may, at any time, be increased or decreased by a duly adopted amendment to these Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation duly adopted by either the Board of Directors or the shareholders.

     The names and addresses of the first Board of Directors are as follows:

                   Name                              Address
             ---------------                 ----------------------

             David Ahn                       590 West Central Ave.,
                                             Suite E
                                             Brea, California 92821

             James J. LaVoie                 590 West Central Ave.
                                             Suite E
                                             Brea, California 92821

             Andrew Park                     590 West Central Ave.,
                                             Suite E
                                             Brea, California 92821

     6. The name and address of the incorporator of the corporation is as follows:

                   Name                             Address
             ----------------                ---------------------

             Andrew I. Telsey                12835 E. Arapahoe Rd.
                                             Tower One, Penthouse
                                             Englewood, CO 80112

     7. The period of the corporation's duration is perpetual.

     8. The corporation may:

               A. Indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

               B. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

               C. To the extent that a director, officer, employee, fiduciary, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in subparagraph A or B of this Article 8, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

               D. Any indemnification under subparagraph A or B of this Article 8 (unless ordered by a court) and as distinguished from subparagraph C of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraph A or B above. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if the Board of Directors so direct, by independent legal counsel in a written opinion, or by the shareholders.

               E. Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in subparagraph C or D of this Article 8 upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article 8.

               F. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this
          Article 8.

     9. Provisions for the regulation of the internal affairs of the corporation are contained in the Bylaws of this corporation.

     DATED this          day of                         , 2003.
                --------        ------------------------


                                  ----------------------------------------------
                                  Andrew I. Telsey



STATE OF COLORADO                  )
                                   :  ss.
COUNTY OF ARAPAHOE                 )

         On this      day of            , 2003, personally appeared before me, a
                 ----        -----------
Notary Public, Andrew I. Telsey, who acknowledged that he executed the above instrument.

     Witness my hand and official seal.

     My commission expires: March 3, 2006.


                                   ---------------------------------------------
                                   Darlene D. Kell, Notary Public

                                    EXHIBIT C

                              NORTHWEST GOLD, INC.

                             2003 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between NORTHWEST GOLD, INC., a Wyoming corporation (the "Company"), and the Participant named below ("Participant"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2003 Stock Option Plan (the "Plan").

      Participant:                       _________________________________
      Social Security Number:            _________________________________
      Address:                           _________________________________
                                         _________________________________
      Total Option Shares:               _________________________________
      Date of Grant:                     _________________________________
      Exercise Price Per Share:          _________________________________
      Vesting Start Date:                _________________________________
      Expiration Date:                   _________________________________
      [unless earlier terminated under
      Section 3 below]

Type of Stock Option
(Check one):     |_|  Incentive Stock Option
                 |_|  Nonqualified Stock Option

1. Grant of Option. The Company hereby grants to Participant an option (this "Option") to purchase the total number of shares of common stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Exercise Period.

2.1 Exercise Period of Option. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, this Option will become vested and exercisable as to portions of the Shares as follows: (a) this Option shall not vest nor be exercisable with respect to any of the Shares until the first anniversary of the Vesting Start Date (the "First Vesting Date"); (b) on the First Vesting Date this Option will become vested and exercisable as to 1/4th (25%) of the Shares; and (c) thereafter at the end of each full succeeding month this Option will become vested and exercisable as to 1/48th (2.0833%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share.

2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares."

2.3 Expiration. The Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date, unless earlier terminated under Section 3 below.

3. Termination.

3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or Cause, this Option, to the extent (and only to the extent) that it is exercisable by Participant on the Termination Date, may be exercised by Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date no later than three
(3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or the Participant dies within three (3) months after Termination other than for Cause) this Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative), if at all, as to all or some of the Vested Shares calculated as of the Termination Date no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code is deemed to be an NQSO.

3.3 Termination for Cause. If Participant is Terminated for Cause, then this Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

4. Manner of Exercise.

4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Participant's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares, unless it is exercised as to all Shares as to which this Option is then exercisable.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by waiver of compensation due or accrued to the Participant for services rendered;

(c) by waiver of compensation due or accrued to Participant for services rendered;

(d) provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e) by any combination of the foregoing.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. Notice of Disqualifying Disposition of ISO Shares. If this Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of this Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

6. Compliance with Laws and Regulations. The Plan and this Agreement are intended to comply with the laws of Wyoming. Any provision of this Agreement which is inconsistent with the laws of Wyoming shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of the laws of Wyoming. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's common stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

8. Company's Right of First Refusal. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

9. Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

9.1 Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal or Wyoming income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

9.2 Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal and Wyoming income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is or was an employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

9.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and Wyoming income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

10. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

12.  Entire  Agreement.  The Plan is  incorporated  herein  by  reference.  This
Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

13. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three
(3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

14. Successors and Assigns. The Company may assign any of its rights under this Agreement, including the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming as such laws are applied to agreements between Wyoming residents entered into and to be performed entirely within Wyoming. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

16. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Date of Grant.

NORTHWEST GOLD, INC.                        PARTICIPANT


By:
   ----------------------------             ------------------------------------
(Signature)                                 (Signature)

-------------------------------             ------------------------------------
(Please print name)                         (Please print name)

-------------------------------
(Please print title)

                   [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

                             2003 STOCK OPTION PLAN

                         STOCK OPTION EXERCISE AGREEMENT



This Exercise Agreement (this "Exercise Agreement")  is made and entered into as
of                ,        (the "Effective Date") by and between NORTHWEST GOLD,
   --------------   -------
INC. a Wyoming corporation (the "Company"), and the Purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings described to them in the Company's 2003 Stock Option Plan (the "Plan").

Purchaser:___________________________________________

Social Security Number:______________________________

Address:_____________________________________________

_____________________________________________________

Total Number of Shares:______________________________

Exercise Price Per Share:____________________________

Total Exercise Price:________________________________

Option No. ___ and Date of Grant:____________________

Type of Option:     |_|  Incentive Stock Option
                    |_|  Nonqualified Stock Option

1. Exercise of Option.

1.1 Exercise. Pursuant to exercise of that certain option ("Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above ("Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above ("Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received on account of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

________________________________________________________________________________
________________________________________________________________________________

Purchaser desires to take title to the Shares as follows:

     |_|  Individual, as separate property
     |_|  Husband and wife, as community property
     |_|  Joint Tenants
     |_| Alone or with spouse as trustee(s) of the following trust (including date):
          _________________________________________________________
          _________________________________________________________
     |_|  Other; please specify: __________________________________
          _________________________________________________________

1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

     |_|  in cash (by check) in the amount of $            , receipt of which is
                                               ------------
          acknowledged by the Company;

     |_|  by  cancellation  of  indebtedness  of the Company to Purchaser in the
          amount of $             ;
                     -------------

     |_|  by  the  waiver  hereby  of  compensation  due or accrued for services
          rendered in the amount of $            .
                                     ------------

2. Delivery.

2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) three (3) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any),
(iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations.

2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 10 until expiration or termination of the Company's Right of First Refusal described in
Section 8.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2 Purchase for Own Account for Investment.

Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4. Compliance with Securities Laws.

4.1 Compliance with U.S. Federal Securities Laws.

Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

4.2 Compliance with Wyoming Securities Laws.

The Plan, the stock option agreement, and this Exercise Agreement are intended to comply with the laws of Wyoming. Any provision of this Exercise Agreement which is inconsistent with those laws shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of those laws. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE
AGREEMENT, IF NOT YET QUALIFIED IN WYOMING AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5. Restricted Securities.

5.1 No Transfer Unless Registered or Exempt.

Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

5.3 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144.

6. Restrictions on Transfers.

6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

(d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in
Section 4.2.

6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand- off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

7. Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8. Company's Right of First Refusal. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

8.1 Notice of Proposed Transfer. The Holder of the Offered Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

8.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

8.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

8.4 Payment. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

8.5 Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

8.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First
Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

8.7 Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

9. Rights as Shareholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

10. Escrow. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal.

11. Restrictive Legends and Stop-Transfer Orders.

11.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE

TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

12. Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

12.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

12.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a state income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is a current or former employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

12.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and Wyoming income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

13. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

14. Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

15. Governing Law; Severability. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of Wyoming as such laws are applied to agreements between Wyoming residents entered into and to be performed entirely within Wyoming. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

16. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

17. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

18. Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

19. Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all of its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date.

NORTHWEST GOLD, INC.



By:
   --------------------------------
Its:
    -------------------------------

                                LIST OF EXHIBITS
                                ----------------


Exhibit 1:   Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:   Spouse Consent

Exhibit 3:   Copy of Purchaser's Check

                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE



FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ___ dated as of _______________, ________, (the "Exercise Agreement"), the undersigned hereby sells, assigns and transfers unto __________________________, shares of the Common Stock of Northwest Gold, Inc., a Wyoming corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.



Dated:  _______________, 20____



----------------------------------
(Print Name)


----------------------------------
(Signature)


Instructions: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Right of First Refusal" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT 2



                                 SPOUSE CONSENT




The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Exercise Agreement"). In consideration for ___________________, the undersigned hereby agrees to be irrevocably bound by the Exercise Agreement and further agrees that any community property interest I, the undersigned spouse, may have in the Shares and any other property pursuant to the Exercise Agreement shall similarly be bound by the Exercise Agreement. The undersigned hereby appoints Purchaser as his or her attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Agreement.


Date:_____________________________


----------------------------------
Name of Purchaser - Print

----------------------------------
Signature of Purchaser's Spouse




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